SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Holiday RV Superstores, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HOLIDAY RV SUPERSTORES, INC.
200 E. Broward, Suite 920
Ft. Lauderdale, Florida 33301

April 30, 2001

TO ALL HOLIDAY RV SUPERSTORES, INC. STOCKHOLDERS:

        You are cordially invited to attend the 2001 annual meeting of stockholders of Holiday to be held at 200 E. Broward, Suite 920, Ft. Lauderdale, Florida, on May 18, 2001 at 9:00 a.m. Eastern Daylight Time. A notice of the meeting, form of proxy and a proxy statement containing information about the matters to be acted upon at the annual meeting are enclosed.

        At this year’s meeting you will be asked to elect two directors to our board of directors and to ratify the selection of the independent auditors. The accompanying notice of the meeting and proxy statement describes these proposals. We encourage you to read this information carefully.

        It is important that your shares be represented at the annual meeting regardless of the size of your holdings. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy in the enclosed envelope in order to make certain that your shares are represented. If you attend the annual meeting, you may revoke your proxy at that time and vote in person, if you wish, even if you have previously returned your form of proxy.

        We look forward to seeing you at the annual meeting.

                                                             Sincerely,

                                                          /s/ Michael S. Riley

                                                             Michael S. Riley
                                                             Chairman and Chief Executive Officer

HOLIDAY RV SUPERSTORES, INC.
200 E. Broward, Suite 920
Ft. Lauderdale, Florida 33301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 18, 2001
9:00 a.m. Eastern Daylight Time

TO THE STOCKHOLDERS OF HOLIDAY RV SUPERSTORES, INC.:

        NOTICE is hereby given that the annual meeting of stockholders of Holiday RV Superstores, Inc., a Delaware corporation.

                   TIME:        Friday, May 18, 2001, 9:00 a.m. Eastern Daylight Time

                   PLACE:          200 E. Broward, Suite 920, Ft. Lauderdale, Florida 33301

                   PURPOSES:

                         1.             To elect two directors in Class I, to hold office until the annual meeting of stockholders in 2004;

                         2.              To ratify the appointment of independent auditors; and

                         3.              To conduct other business if it is properly raised.

        The items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record on April 3, 2001 are entitled to notice of, and to vote at, the annual meeting.

        Your vote is important. Please complete, sign, date and return your proxy card in the enclosed envelope promptly.

                                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                              /s/ Marcus Lemonis

                                                              Marcus Lemonis
                                                              Secretary

Ft. Lauderdale, Florida
April 30, 2001

HOLIDAY RV SUPERSTORES, INC.
200 E. Broward, Suite 920
Ft. Lauderdale, Florida 33301

PROXY STATEMENT

        Holiday's board is using this proxy statement to solicit proxies from the holders of Holiday common stock to be used at the 2001 annual meeting of stockholders. This meeting will be held at 9:00 a.m. Eastern Daylight Time. We are first mailing this proxy statement and the accompanying form of proxy to Holiday stockholders on or about April 30, 2001.

MATTERS RELATING TO THE ANNUAL MEETING:

                                    TIME AND PLACE:             May 18, 2001
                                                                                  9:00 a.m. Eastern Daylight Time
                                                                                  200 E. Broward, Suite 920
                                                                                  Ft. Lauderdale, FL 3330 1

                                    RECORD DATE:                   April 3, 2001

                                    OUTSTANDING
                                    SHARES HELD ON
                                    RECORD DATE:                   7,904,300 shares of common stock

                                    SHARES ENTITLED
                                    TO VOTE:                            7,779,300 shares of common stock

                                    QUOROM REQUIREMENT:     A quorum of stockholders is necessary to hold a valid meeting.                                                                                   The presence in person or by proxy at the meeting of holders of shares representing a majority of the votes of the common stock entitled to vote at the meeting is a quorum.

                                                                                  Abstentions and broker “non-votes” count as present for establishing a quorum.                                                                                   Shares held by Holiday in its treasury do not count toward a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.

                                    SHARES BENEFICIALLY
                                    OWNED HOLIDAY OFFICERS,
                                    DIRECTORS, AND PRINCIPAL
                                    STOCKHOLDERS ON
                                    APRIL 3, 2001:                      6,327,836 shares of common stock, excluding options.
                                                                                   These shares represent in total approximately 80.0% of
                                                                                   the voting power of Holiday's common stock.

                                                                                   These holders have indicated that they will vote in
                                                                                   favor of the proposals recommended by Holiday's board.

                                    ANNUAL REPORT:              The annual report to stockholders that accompanies
                                                                                   this proxy statement is not proxy soliciting material.
                                                                                   If you would like an additional copy, please contact Holiday at the address set forth below for Company contact.

                                    COMPANY CONTACT:     You may contact Holiday for additional information
                                                                                  or copies of the annual report at by mailing us at:
                                                                                  200 E. Broward, Suite 920
                                                                                  Ft. Lauderdale, FL 3330 1

                                                                                  Attn: Investor Relations
                                                                                  Or by phoning us at: (954) 522-9903.

                                    THE PROPOSALS:

                                                     ITEM I:                To elect two directors to hold office until the
                                                                                  annual meeting of stockholders in the year 2004 (Class I).

                                                     ITEM II:                To ratify the appointment of
                                                                                  PricewaterhouseCoopers, LLP as Holiday’s independent auditors for our 2001 fiscal year.

                                                    ITEM III:                To conduct other business if it is properly raised.

                                    VOTE NECESSARY TO APPROVE THE PROPOSALS:

                                    ITEM I, ELECTION
                                    OF DIRECTORS:                 Directors are elected by a plurality of the votes
                                                                                  represented by the shares of common stock present at
                                                                                  the meeting in person or by proxy.

                                                                                  This means that the director nominees with the most
                                                                                  affirmative votes are elected to fill the available seats.
                                                                                  Only the number of votes “FOR” affect the outcome.
                                                                                  Withheld votes, abstentions and broker non-votes have
                                                                                  no effect on the vote.

                                                                                  Because two directors are up for election, the two nominees with the greatest number of votes will be elected to fill the vacancies.

                                    ITEM II, RATIFICATION
                                      OF INDEPENDENT
                                      AUDITORS:                        Ratification of the selection of
                                                                                  Pricew aterhouseCoopers, LLP as Holiday’s independent auditors for the 2001 fiscal year requires a majority of the votes cast by holders of the common stock. Abstentions and broker non-votes have no effect on the vote.

        Under Nasdaq rules which govern most brokers, if your broker holds your shares in its name, your broker is permitted to vote your shares on both Item I and Item II, even if it does not receive voting instructions from you.

         The stockholders have no dissenters' or appraisal rights in connection with either Item I or II.

        PROXIES

        Voting your proxy. You may vote in person at your meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

        Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. You may vote for or withhold authority to vote for Holiday's director nominees. You may also vote for or against the other proposal or abstain from voting.

        If you submit your proxy but do not make specific choices, your proxy will follow the board's recommendations and vote your shares for the proposals described in this proxy statement.

        Revoking your proxy. You may revoke your proxy before it is voted by:

       submitting a new proxy with a later date,
       notifying our Secretary in writing at the address provided above before the meeting that you have revoked your proxy, or voting in person at the meeting.

        Voting in person. If you plan to attend a meeting and wish to vote in person, we will give you a ballot at the meeting. You may be requested to present documents for the purpose of establishing your identity. In addition, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on April 3, 2001, the record date for voting.

        People with disabilities. We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend. Please call or write Holiday at least two weeks before the meeting at the number or address on the second page of this proxy statement as the “Company contact.”

        Confidential voting. Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

        Proxy solicitation. We will pay our own costs of soliciting proxies. In addition to this mailing, Holiday employees may solicit proxies personally or by telephone.

        The extent to which these proxy soliciting efforts will be necessary depends entirely upon how promptly proxies are submitted. You should send in your proxy without delay. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

OTHER BUSINESS; ADJOURNMENTS

        We are not currently aware of any other business to be acted upon at the meeting. If, however, other matters are properly brought before the meeting, or any adjourned meeting, your proxies will have discretion to vote or act on those matters according to their best judgment, including adjourning the meeting.

        Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. We do not currently intend to seek an adjournment of our meeting.

ELECTION OF DIRECTORS
(ITEM I)

         Our board of directors is divided into three classes. Each of the three classes currently has two directors. Directors are elected to staggered three-year terms and will serve until their successors have been elected and qualified.

        The terms of Class I directors, David J. Doerge and David A. Kamm, expire at this annual meeting. Messrs. Doerge and Kamm have been nominated to serve as Class I directors and both have consented to serve as such.

        It is intended that valid proxies received will be voted, unless contrary instructions are given, to elect Mr. Doerge and Mr. Kamm to serve as Class I directors. Should any nominee decline or be unable to accept such nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number of or for substitute nominees designated by the board of directors, to the extent consistent with our certificate of incorporation and bylaws.

        If elected, each nominee will hold office until the annual meeting of stockholders in 2004 and until his respective successor is duly elected and qualified.

   Nominees for Director to Hold Office Until 2004.

Name                               Age         Director Since        Positions with the Company         Committees
----------------------------     --------    -------------------     ----------------------------    ------------------

Nominees for Director to
Hold Office Until 2004
----------------------------

David J. Doerge                    48          November 1999         Director                              Audit

David A. Kamm                      63             May 1999           Director                              Audit

      David J. Doerge

        Mr. Doerge has been a director of Holiday since November 1999. Mr. Doerge has been the President of Doerge Capital Management in Chicago, Illinois, a division of Balis, Lewittes and Coleman Inc., since 1994. Prior to forming Doerge Capital Management, Mr. Doerge was with Goldman, Sachs & Co. in Chicago, Illinois. Mr. Doerge earned a M.B.A. from the University of Chicago and a B.A. from Trinity College in Hartford, Connecticut.

     David A. Kamm

         Mr. Kamm has been a director of Holiday since May 1999. He is a registered Investment Advisor Representative with Raymond James and Associates in Ft. Myers, Florida. He obtained a B.S. in electrical engineering from the University of Illinois and a M.B.A. from Michigan State University. Mr. Kamm has been in the investment business since 1970 and joined his present employer in 1977. For the last 18 years he has published a weekly column running in numerous newspapers across the State of Florida-- "Take Stock in Florida."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

   Current Directors Not Standing for Election

Name                               Age         Director Since           the Company                 Committees
----------------------------     --------    -------------------     -------------------    ---------------------------

Director to Hold Office
Until 2002
----------------------------

Lee B. Sanders                     40             May 2000           Director               Audit
                                                                                            Compensation Advisory

William E. Curtis                  41             May 2000           Director               Audit
                                                                                            Executive

Director to Hold Office
Until 2003
----------------------------

Michael S. Riley                   47            July 1999           Chairman of the        Executive
                                                                     Board; Director        Compensation Advisory

Lee A. Iacocca                     77            June 2000           Director

        Set forth below is information with respect to the other incumbent directors who are not standing for election at the 2001 annual meeting.

Directors who hold office until 2002 (Class II directors)

      Lee B. Sanders

         Mr. Sanders has been a director of Holiday since May 2000. Since 2000, Mr. Sanders has served as a director of travelbyus.com, Inc. (Nasdaq: TRIP). From its inception in 1986 until its merger agreement with travelbyus.com, Ltd. in 2000 to form travelbyus, Inc., Mr. Sanders also served as the chairman of the board and founder of Aviation Group, Inc. (a manufacturing, overhaul, services and distribution company to airlines all over the world). Mr. Sanders is a graduate of the University of Tennessee, earning a B.S. in Business Administration. Mr. Sanders has served as President of Dallas County Young Republicans and has been honored by being appointed an admiral in the Texas Navy by the Governor of Texas. Mr. Sanders was also named Honored Professional by Who's Who of American Business Executives in its 1998-1999 edition.

      William E. Curtis

         Mr. Curtis was appointed a director of Holiday in July 1999. Mr. Curtis currently is a director and founder of Curtis Holdings, Inc., which provides investment banking services. Mr. Curtis served as the Midwestern senior vice president of Coast Business Credit from July 1999 to September 2000. Prior to joining Coast, Mr. Curtis provided investment banking and financial advisory services through A.B.C. Solution, Inc., where he has served from July 1996 to the present. Prior to forming A.B.C. in 1996, Mr. Curtis served in various asset-based lending capacities with Allstate Financial Corporation--October 1994 to July 1996--and Great Western Financial Services--March 1992 to October 1994.

Directors who hold office until 2003 (Class III directors)

      Lee A. Iacocca

         Mr. Iacocca has been a director of Holiday since June 2000. Mr. Iacocca is currently the chairman and chief executive officer of EV Global Motors, a company he founded in 1997. Mr. Iacocca was the chief executive officer and chairman of the board of directors of Chrysler Corporation from November 1978 to December 1992, and a director of Chrysler until September 1994. Before Chrysler, Mr. Iacocca spent 32 years with Ford Motor Company as the president and chief operating officer and a director until October 1978. He is Chairman of the Iacocca Foundation, a philanthropic organization dedicated to educational projects and the advancement of diabetes research, and is Chairman of the Committee for Corporate Support of Joslin Diabetes Foundation. Mr. Iacocca is also Chairman Emeritus of the Statue of Liberty - Ellis Island Foundation and serves on the Advisory Board of Reading Is Fundamental, the nation's largest reading motivation program. Mr. Iacocca is an honorary trustee of Lehigh University and in 1987, was named founder and chairman of the Advisory Board of Iacocca Institute at Lehigh University. Mr. Iacocca earned a B.S. in industrial engineering from Lehigh University in Pennsylvania in 1945 and a M.S. in mechanical engineering from Princeton University in 1946.

      Michael S. Riley

         Mr. Riley was appointed chairman of Holiday in July 1999. Mr. Riley is also chairman and co-founder of Recreational Holdings, Inc., a holding company formed to acquire and develop companies in the leisure industry. Mr. Riley has practiced law for more than 20 years in the areas of mergers and acquisitions and corporate finance, including eight years as principal of the Ft. Lauderdale based firm Yonge and Riley LLP, and as manager of the Fort Lauderdale practice for regional law firm Adorno and Zeder. His background also includes serving as an Assistant State Attorney in Florida and special counsel to federal and state law enforcement agencies. Mr. Riley holds a law degree from the University of Notre Dame with an emphasis on international law.

COMPENSATION OF DIRECTORS

         Holiday employees receive no extra pay for serving as directors. Directors are reimbursed for direct expenses relating to their activities as members of the board of directors. Pursuant to our 1999 stock compensation program, directors are eligible to participate in the program’s nonqualified stock option plan and directors who are not employees may participate in the program’s non-employee director stock option plan. In January 2000, Michael S. Riley and Ronald G. Huneycutt were each granted a nonqualifed stock option for 90,000 shares of common stock. In September 2000, the board granted each non-employee and employee director a nonqualified stock option for 10,000 shares of common stock. All of the options vest on the first anniversary of the respective grant date. Holiday intends to continue to make appropriate awards under the 1999 stock compensation program to each non-employee director upon election to the board.

BOARD OF DIRECTORS

         During fiscal 2000, the board of directors held seven meetings and took action three times without a meeting by resolutions adopted by written consent. During fiscal 2000, all directors attended at least seventy-five percent (75%) of the meetings of the board, and of the meetings of committees of the board of which they were a member. In addition to attending meetings, directors also discharge their responsibilities by review of company reports to directors, visits to company facilities, correspondence and telephone conferences with executive officers and others regarding matters of interest and concern to Holiday.

BOARD COMMITTEES

         The board appoints committees to help carry out its duties. In particular, board committees work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board. The board has established the following committees.

      Executive Committee

         The executive committee is currently composed of the following directors:

Michael S. Riley
William E. Curtis

         The executive committee exercises the powers of the board of directors in the management of the business of Holiday during intervals between meetings of the board of directors.

     Audit Committee

         The audit committee is currently composed of the following directors:

Lee B. Sanders
David J. Doerge
William E. Curtis
David A. Kamm

         The audit committee met on two occasion during fiscal 2000. The committee is responsible for accounting and internal control matters. The audit committee:

  reviews with management, the internal auditors and the independent auditors policies and procedures with respect to internal controls;
  reviews significant accounting matters;
  approves the audited financial statements prior to public distribution;
  approves any significant changes in accounting principles or financial reporting practices;
  reviews independent auditor services; and
  recommends to the board of directors the firm of independent auditors to audit Holiday's consolidated financial statements.

        In addition to its regular activities, the committee is available to meet on call of the independent accountants, controller or internal auditor whenever a special situation arises.

      Compensation Advisory Committee

        The compensation advisory committee is currently composed of the following directors:

Michael S. Riley
Lee B. Sanders

        Our president, Marcus Lemonis, also serves as an ex officio member of the compensation advisory committee. The compensation advisory committee (including for purposes of administering Holiday’s 1999 stock compensation program) met on two occasions during fiscal 2000. The compensation advisory committee:

  recommends to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;
  administers Holiday's compensation plans for the same executives;
  determines equity compensation for all employees;
  reviews and approves the cash compensation and bonus objectives recommended by the chairman of the board, president and the chief executive officer for the other executive officers; and
  reviews various matters relating to employee compensation and benefits.

    Compensation Advisory Committee Interlocks and Insider Participation

        Michael S. Riley and Lee B. Sanders currently are members. Marcus Lemonis is an ex officio member and the president of Holiday. Mr. Riley is the chairman of the board and chief executive officer of Holiday. No other interlocking relationships exist between the compensation committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The compensation advisory committee of the board of directors consist of two directors of Holiday, one of whom also serve as an officer of Holiday, Mr. Riley. Our president, Mr. Lemonis, serves as an ex officio member of the committee. The committee has the responsibility to recommend to the board guidelines for administrating Holiday’s 1999 stock compensation program, and the compensation for Holiday’s executive officers. The primary function of the committee is to ensure Holiday’s compensation program is consistent with Holiday’s values and aligned with our business strategy and goals.

        This report summarizes the functions and philosophical principles of the compensation committee, the compensation components of Holiday’s executives and other factors the compensation committee considers in determining the compensation of Holiday’s executives.

     Functions of the Committee

         The compensation committee's primary functions include:

  reviewing, approving and determining the salaries, bonuses and other benefits of Holiday’s directors, executive officers and senior management;
  recombine to Holiday’s board amendments to existing stock option plans and the adoption of new stock option plans;
  negotiating, reviewing, approving and determining the adoption of, or amendments to, any compensatory plans, arrangements or agreements between Holiday and its affiliates; and
  establishing and reviewing management perquisites.

     Compensation Philosophy

        The compensation committee determines executive compensation and administers Holiday’s stock option plans with the following goals in mind:

  provide a competitive level of total compensation necessary to attract, motivate and retain talented executives;
  align the interests of Holiday’s executives with those of Holiday by increasing their interest in Holiday through the grant of stock options, stock appreciation rights and restricted stock awards; and
  emphasize variable, performance-based compensation which rewards executives for achieving both short-term and long-term goals.

     Components of Compensation

        The compensation committee generally structures Holiday’s executives’ compensation through a combination of the following:

  Base Salary: As a general rule, the compensation committee established base salaries for Holiday’s executives based upon the individual’s performance and contribution to Holiday. The committee takes into account base salaries of executives in comparable positions in companies similar to Holiday. Some of Holiday’s executives are parties to employment agreements. The salaries of those executives are based on their agreements.
  Annual Incentives: The compensation committee provides annual incentive awards to Holiday’s executives to reward their contributions to Holiday. The bonuses of executives are determined based on Holiday’s profits and certain other factors at the discretion of the chief executive officer, based on the guidelines established by the compensation committee.
  Long-Term Incentive Compensation: The compensation committee periodically grants stock options and other Holiday securities to Holiday executives. The compensation committee intends the grants to be a significant portion of the total executive compensation. The grants are designed to align the interests of each Holiday executive with those of the stockholders, and provide each executive with a significant incentive to manage Holiday from the perspective of an owner with an equity stake in the business. Grants typically permit executives to acquire Holiday’s common stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (usually up to ten years). The grants provide a return to the executive only if the market price of the shares appreciates over the option term.

         The compensation committee bases the size of each executive's option grant upon the executive's:

  position with Holiday;
  potential for future responsibility over the option term;
  performance in recent periods; and
  current holdings of Holiday stock and options.

        The compensation committee believes that Holiday’s financial performance is a better indicator of executive achievement than its stock price. The compensation committee examines a number of financial indicators in assessing Holiday’s performance, including:

  net sales;
  operating income;
  net income; and
  earnings per share.

        The compensation committee does not base compensation decisions upon any precise formula or accord any one factor greater weight than the other factors.

   Compensation of Michael S. Riley, Holiday's Chief Executive Officer and Chairman

        Michael S. Riley, Holiday’s chief executive officer and chairman, participates in the same programs as Holiday’s other executives, and receives compensation based on: the same factors as Holiday’s other executives, his employment agreement and a termination benefits agreement. Mr. Riley’s overall compensation reflects his degree of policy and decision-making authority and his level of responsibility with respect to Holiday’s strategic direction and financial and operational results. Mr. Riley’s compensation was determined based on a study of the compensation of chief executive officers of other companies in the recreational industry which have financial and corporate characteristics similar to those of Holiday. Mr. Riley’s compensation components for Holiday’s fiscal year ended October 31, 2000 were as follows:

  Base Salary: Mr. Riley received a base salary of $204,711.
  Long-Term Incentive: Mr. Riley received options to purchase 100,000 shares of Holiday’s common stock, 10,000 of which became exercisable in September 2000, and 90,000 of which became exercisable in January 25, 2000. The compensation committee awarded Mr. Riley these options based on:

  Holiday's financial performance during its fiscal year ended October 31, 2000;
  Holiday's stockholder return for its fiscal year ended October 31, 2000;
  the value of awards granted to chief executive officers of other companies which have financial and corporate characteristics similar to those of Holiday; and
  the number of stock options granted by the compensation committee in prior years.

        The committee believes the compensation levels of Holiday’s executives, who provide leadership and strategic direction, should consist of (1) base salaries that are, at a minimum, commensurate with executives of other comparable public companies and (2) periodic cash bonuses based on the achievement of specific objectives. These objectives are usually tied to a percentage of the profitability of Holiday.

        The committee also believes it should provide executive officers with significant stock-based incentive compensation, which increases in value in direct correlation with improvement in Holiday’s common stock price. Incentive or non-qualified stock options are granted upon appoint of the executive as an inducement for employment. Additional incentive or non-qualified stock options are granted to the executive if specific goals are achieved.

        Each of Holiday’s executive officers are also eligible to participate in Holiday’s benefit plans offered to all employees.

    Federal Income Tax Consequences

        Section 162(m) of the Internal Revenue Code (the “Code”) limits Holiday to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code.

         The board of directors has not established a formal policy for determining which forms of incentive compensation awarded to executive officers shall be designed to qualify as "performance based compensation."

The Compensation Advisory Committee
Michael S. Riley
Lee B. Sanders
Marcus Lemonis, ex officio

EXECUTIVE COMPENSATION

         The following tables and discussion summarize the compensation of the chief executive officer and each of the four other most highly compensated executive officers during fiscal 2000.

                                                                              SUMMARY COMPENSATION TABLE

                                           Annual Compensation                                Long-Term Compensation
                         --------------------------------------------------------     ---------------------------------------
                                                                                    ------------ -- ---------- -- ----------

                                                                    Other
     Name and                                                       Annual          Restricted      Stock
Principal Position      Fiscal       Salary         Bonus        Compensation          Stock        Options         Other
                         Year          ($)           ($)             ($)            Awards ($)         (#)           ($)
--------------------    --------    ----------     --------     ---------------     ------------    ----------    ----------

Michael S. Riley
   Chairman of the       2000       $ 204,711           --           --                --            100,000         --
  Board                  1999        $ 31,673           --           --                --            125,000         --

Ronald G.
  Huneycutt,             2000        $204,326           --           --                --            100,000          --
   CEO and               1999         $26,500           --           --                --            125,000          --
  President

 Armando Alonso,         2000        $117,023      $54,006           --                --            10,000           --
   Vice President        1999              --           --           --                --            38,000           --

 W. Hardee
   McAlhaney,            2000        $148,095           --           --                --              --          $171,000
     CFO and Vice        1999        $102,639      $88,128           --                --              --              $597
   President             1998         $77,997      $75,102           --                --              --              $597

 James Teeter,           2000        $122,145      $56,298           --                --            100,000        $29,750
     Director of
   Operations

        Messrs. Riley and Huneycutt joined Holiday during fiscal 1999. Messrs. Alonso and Teeter joined Holiday in fiscal 2000. The salary figures include contributions by Holiday pursuant to an employee benefit plan established under Section 401(k) of the Internal Revenue Code in the amounts of $12,666, $10,507 and $9,186 for Mr. McAlhaney for fiscal 2000, 1999 and 1998 respectively. Mr. McAlhaney’s bonuses in fiscal 1999 and 1998 were based on Holiday’s net income before taxes. The other compensation payable to Mr. McAlhaney included a $597 payment of a part of the premium on a term life insurance policy for Mr. McAlhaney whose sole beneficiary is designated by Mr. McAlhaney. The policy has no cash surrender value provisions. The other compensation payable to Mr. McAlhaney for fiscal 2000 included $171,000 which consisted the sale of 100,000 shares of Holiday common stock sold back to Holiday. Mr. Teeter’s other compensation for fiscal 2000 included $29,750 for moving expenses.

    Option Grants in Fiscal 2000

        The following table sets forth information concerning stock option grants made during the fiscal year ended October 31, 2000, to the individuals named in the Summary Compensation Table. There were no grants of stock appreciation rights, or SARs, during the year.

                                                                                                Potential realizable value
                                                                                                at assumed annual rates of
                                                                                                 stock price appreciation
                                                                                                      for option term
                             Individual grants
----------------------------------------------------------------------------- ----------------- ----------------------------
                                                 Percent of
                              Number of             total
                              securities        options/SARs       Exercise
                              underlying         granted to        or base
                               options          employees in       price           Expiration
Name                         granted (#)         fiscal year        ($/sh)            Date           5% ($)         10%($)
-------------------------    -------------     ----------------    ----------     -------------    -----------    -----------

Michael S. Riley......           90,000             7.5%                $5.87         1/25/10      $332,245       $841,974
                                 10,000             0.8%               $4.525         9/15/10      $  28,457      $  72,117

Ronald G. Huneycutt...           90,000             7.5%                $5.87         1/25/10      $332,245       $841,974
                                 10,000             0.8%               $4.525         9/15/10      $  28,457      $  72,117

James Teeter..........          100,000             8.4%                $4.75         5/01/10      $298,725       $757,028

Armando Alonso........           10,000             0.8%               $4.875         5/11/10      $  30,659      $  77,695

    Option Exercises in Fiscal 2000 and Fiscal Year-End Option Values

        The following table lists the number of options exercised during our fiscal year ended October 31, 2000 and the number and value of options held at October 31, 2000, by the individuals named in the Summary Compensation Table. No other options or SARs were exercised during fiscal 2000. The fiscal year-end values are based on a price of $4.313, the reported closing price of common stock on October 31, 2000.

                                 Shares         Value             Number of Securities
                                Acquired        Realized         Underlying In-The-Money           Value of Unexercised
           Name                    on              ($)           Options/SARs At Fiscal         In-The-Money Options/SARs
                                Exercise                              Year-End ($)                At Fiscal Year-End ($)
                                   (#)
---------------------------    ------------     -----------    ----------------------------    -----------------------------
                                                               Exercisable  Unexercisable      Exercisable   Unexercisable
                                                               -----------  -------------      -----------   -------------

Michael S. Riley........          --                --           225,000          --                --             --
Ronald G. Huneycutt.....          --                --           225,000          --                --             --
Armando Alonso..........          --                --           48,000           --                --             --
Hardee McAlhaney........        100,000         $206,000           --             --                --             --

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

        On January 15, 2001, Holiday’s chief financial officer and vice president resigned after providing a letter of resignation dated December 13, 2000. While the employment agreement entered into by Mr. McAlhaney and Holiday provides for a termination payout of $250,000, Holiday is currently contesting that payout in an arbitration proceeding.

STOCK OWNERSHIP

        The following table sets forth information as to the shares of common stock beneficially owned as of April 3, 2001, by:

         (ii)     each director or director nominee;
         (iii)    the CEO and each of the other four most highly compensated executive officers whose annual salary and bonus exceeded $100,000; and
         (iv)     all the directors, directors nominees and officers as a group.

        Subject to community property laws where applicable, the person(s) as to whom the information is given had sole voting and investment power over the shares of common stock shown as beneficially owned. The share numbers and percentages are calculated on the basis of the number of outstanding securities on April 3, 2001, which was 7,904,300, plus securities underlying each holder’s options, warrants and securities convertible into common stock which have been issued and were exercisable within 60 days of that date, in accordance with SEC Rule 13d-3. Unless a person beneficially owns more than one percent of the outstanding common stock, no percentage is presented in the table. The address of all officers and directors is 200 E. Broward, Suite 920, Ft. Lauderdale, Florida 33301. Michael S. Riley, the chairman of Holiday, is the chairman of Recreational Holdings, Inc. and, as a result, all shares owned by Recreational Holdings, Inc. are presented as beneficially owned by Mr. Riley also.

                                                                             Options Included
                                                   Numbers of Shares             In Total
Name and Address                                  Beneficially Owned                               Percentage of Class
-------------------------------------------     ------------------------    -------------------    -----------------------

Recreational Holdings, Inc............                        4,365,402                     --                      55.2%
Michael S. Riley......................                        5,180,120                225,000                      65.6%
Ronald G. Huneycutt...................                          225,000                225,000                          *
Armando Alonso........................                           57,686                 48,000                          *
Lee A. Iacocca........................                           33,333                 33,333                          *
William E. Curtis.....................                          801,697                 10,000                      10.0%
David A. Kamm.........................                           10,000                 10,000                          *
David J. Doerge.......................                           10,000                 10,000                          *
Lee B. Sanders........................                           10,000                 10,000                          *
All directors, director nominees
   and officers as a group (9  persons)                       6,327,836                571,333                      80.0%
------------
*  Less than 1%

STOCKHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on Holiday’s common stock with the cumulative total return of the Standard and Poor’s Small Cap 600 Index and a peer group index for the period beginning November 1, 1995 and ending October 31, 2000. The graph assumes that $100 was invested on November 1, 1995 and that all dividends are reinvested. Historic stock price performance should not be considered indicative of future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG HOLIDAY RV SUPERSTORES, INC., THE STANDARD AND POOR'S
SMALL CAP 600 INDEX, AND PEER GROUP INDEX

[GRAPH OMITTED]

------------------------------------------------------------------------------------------------------------------------
Total Return Analysis         10/31/1995     10/31/1996     10/31/1997      10/31/1998     10/31/1999     10/31/2000
------------------------------------------------------------------------------------------------------------------------
Holiday RV Superstores        $  100.00       $  60.40      $  51.04        $  75.00       $  143.74      $  143.74
------------------------------------------------------------------------------------------------------------------------
S&P Small Cap 600             $  100.00       $ 120.46      $ 158.98        $ 141.40       $  158.42      $  197.08
------------------------------------------------------------------------------------------------------------------------
Peer Group                    $  100.00       $ 103.07      $  97.19        $ 123.30       $  187.61      $  117.13
------------------------------------------------------------------------------------------------------------------------

        The peer group consists of 11 publicly owned retail companies with similar market capitalization to Holiday. The market capitalization criteria used in determining a peer group was selected by Holiday for shareholder return comparative purposes, as there is no published industry or line-of-business index comparable to the industry or line-of-business as that of Holiday. The peer group consists of the following companies:

          FFP Partners, LP-CL                    Harold's Stores Inc.                Siebert Financial Corp..
         Foodarama Supermarkets                       Pubco Corp.                        Sound Advice Inc.
          Harold's Stores Inc.              Seaway Food Town Inc. (trading              Uni-Marts Inc. CL A
      Holiday RV Superstores, Inc.             activity through 8/1/00;              Village Super Market CL A
                                              merged with Spartan Stores)

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee of Holiday is composed of four independent directors and operates under a written charter adopted by the board of directors (Appendix A). The members of the committee are David J. Doerge, William E. Curtis, David A. Kamm and Lee B. Sanders. The committee recommends to the board of directors, subject to stockholder ratification, the selection of Holiday's independent accountants.

         Management is responsible for Holiday's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of Holiday's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee's responsibility is to monitor and oversee these processes.

        In this context, the committee has met and held discussions with management and the independent accountants. Management represented to the committee that Holiday’s financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the financial statements with management and the independent accountants. The committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

        Holiday’s independent accountants also provided to the committee the written disclosures required by Independence Standards Board Standard no. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm’s independence.

                                                              The Audit Committee

                                                              David J. Doerge
                                                              David A. Kamm
                                                              William E. Curtis
                                                              Lee B. Sanders

    Audit Fees

        Aggregate audit fees by PricewaterhouseCoopers, LLP for the audit of Holiday’s annual financial statements and review of the interim financial statements in Holiday’s Forms 10-Q for the fiscal year ended October 31, 2000, of which an aggregate amount of $21,990 had been billed through October 31, 2000 was $128,309.

    Financial Information System Design and Implementation Fees

        None.

   All Other Fees

         The aggregate fees billed by PricewaterhouseCoopers, LLP for all other services for the fiscal year ended October 31, 2000 were $137,437, including audit related fees of $109,984. Audit related fees include fees for business acquisition audits and SEC registration statements. Non-audit services consist primarily of tax consulting and compliance services.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires Holiday’s officers and directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and Nasdaq. Reporting persons are required by SEC regulations to furnish Holiday with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms received or written representations from persons subject to the reporting requirements of Section 16(a), we believe that, with respect to the fiscal year ended October 31, 2000, all reporting persons complied with all applicable filing requirements of Section 16(a), except for: William E. Curtis, who filed six Forms 4 late that involved twenty-five transactions in total; Recreational Holdings, Inc. and Michael S. Riley, each of whom filed one Form 4 filed late that involved six transactions; Armando Alonso, who filed one Form 4 late that involved one transaction; William E. Curtis, David J. Doerge, Lee B. Sanders, David A. Kamm and Lee A. Iacocca each of whom filed late Form 5s reporting one stock option grant transaction; and Gary Rodney who filed a Form 3 late upon being appointed an executive officer of Holiday.

RATIFICATION OF INDEPENDENT AUDITORS
(ITEM II)

        The audit committee of the board recommends and the board has appointed PricewaterhouseCoopers, LLP to audit our financial statements for fiscal year 2001. We are asking you to ratify that appointment. PricewaterhouseCoopers, LLP has been Holiday’s independent accounting firm for many years, and we believe they are well qualified for the job. Although the ratification is not required by law, the board believes that stockholders should be given this opportunity to express their views on the subject. While not binding on the board, the failure of the stockholders to ratify the appointment of PricewaterhouseCoopers, LLP as Holiday’s independent auditors would be considered by the board and the audit committee in determining whether to continue the engagement of PricewaterhouseCoopers, LLP. A PricewaterhouseCoopers, LLP representative will be at the annual meeting to answer appropriate questions and to make a statement if he or she desires.

         The board recommends you vote "FOR" this proposal.

STOCKHOLDER PROPOSALS

        Any stockholder proposal for Holiday’s annual meeting in 2002 must be sent to our secretary at the address of Holiday’s principal executive office given under “Company Contact” on page 2. Any stockholder who wishes to present a proposal for the inclusion in the proxy statement for action at the 2002 annual meeting must comply with Holiday’s certificate of incorporation and bylaws and the rules and regulations of the SEC then in effect. The deadline for receipt of a proposal to be considered for inclusion in Holiday’s 2002 annual meeting proxy statement is December 14, 2001. On request, the secretary will provide detailed instructions for submitting proposals.

ANNUAL REPORT ON FORM 10-K

        A copy of Holiday's 2000 Annual Report on Form 10-K as filed with the Securities and Exchange Commission, including financial statements and schedules, may be accessed from Holiday's web page on the internet at www.holidayrv.com. or www. recusa.com.

IMPORTANT

         TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, WE URGE YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

April 30, 2001                                                       Holiday RV Superstores, Inc.

APPENDIX A

HOLIDAY RV SUPERSTORES, INC.

Charter of the Audit Committee
of the Board of Directors

I. Audit Committee Purpose

        The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

  Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.
  Monitor the independence and performance of the Company's independent auditors and internal auditing department.
  Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

        The Audit Committee has the authority to conduct investigations appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as personnel of the Company. The Audit Committee has the authority to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary to carry out its duties and responsibilities.

II. Audit Committee Composition and Meetings

        Audit Committee members shall meet the requirements of the Nasdaq Stock Exchange, including Nasdaq Marketplace Rule 4460(d). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors. All members of the Audit Committee shall have a basic understanding of finance and accounting, as evidenced by their ability to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Financial management expertise shall mean past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

        Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

        The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, through any of its members, should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

III. Audit Committee Responsibilities and Duties

         Review Procedures

        1.       Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three (3) years in accordance with Securities and Exchange Commission (“SEC”) regulations.

        2.        Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

        3.        In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such expenses. Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses.

        4.        Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items the independent auditors are required to communicate in accordance with SAS 61 (see item 9). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors

        5.        Review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6.        Approve the fees and other significant compensation to be paid to the independent auditors.

        7.       Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

2

        8.       Review the independent auditors’ audit plan, and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

        9.        Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. When appropriate, discuss certain matters required to be communicated to Audit Committees in accordance with AICPA SAS 61.

         10.       Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Internal Audit Department and Legal Compliance

        11.        Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department when appropriate in the discretion of the Audit Committee.

        12.       Oversee the appointment and performance of the senior internal audit executive, and effect the replacement of the senior internal audit executive when appropriate in the discretion of the Audit Committee.

         13.        Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

        14.        When deemed appropriate in the discretion of the Audit Committee, or at least annually, review with the Company’s counsel (1) any legal matters that could have a significant impact on the organization’s financial statements, (2) the Company’s compliance with applicable laws and regulations, and (3) inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities

         15.        Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

        16.        Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

         17.        Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

3

HOLIDAY RV SUPERSTORES, INC.
ANNUAL MEETING OF STOCKHOLDERS, MAY 18, 2001
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS OF HOLIDAY RV SUPERSTORES, INC. The undersigned hereby appoints Michael S. Riley and Marcus Lemonis, and each of them, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment upon any other matter properly presented, all the shares of common stock of Holiday RV Superstores, Inc. held of record by the undersigned at the close of business on April 3, 2001, at the annual meeting of stockholders to be held on May 18, 2001 or any adjournment or postponement thereof.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED HEREIN AS A DIRECTOR OF HOLIDAY AND FOR RATIFICATION OF PRICEWATERHOUSECOOPERS, LLP AS HOLIDAY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2001.

        Should any nominee decline or be unable to accept his nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the board of directors.

        PLEASE MARK, SIGN, DATE AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE

         VOTES AS INDICATED IN
         THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the election of the nominee named herein and FOR Item 2.

1.   ELECTION OF DIRECTORS:
     (to serve until the respective Annual Meeting of Stockholders indicated).

     Nominees:    To serve until 2002 Annual Meeting:    1.    David J. Doerge          /__ / FOR all nominees            /___/    WITHHOLD
                                                         2.    David A. Kamm                  listed to the left (except           AUTHORITY
                                                                                              as specified below)                  to vote for all
                                                                                                                                   listed below.

     (Instructions:  To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below.)

                                            EXCEPT, for vote withheld from the following nominee(s):

                                            ______________________________________________

2.       The proposal to ratify the appointment of PricewaterhouseCoopers, LLP as Holiday's independent auditors for fiscal year 2001.                                [  ]  FOR [  ]
     AGAINST      [  ] ABSTAIN

Please   indicate  by  a     [ ]
check mark  whether  you
plan to attend the
annual meeting.

                                                    PLEASE  SIGN YOUR NAME  BELOW.  WHEN SHARES ARE HELD BY JOINT  TENANTS,  BOTH SHOULD  SIGN.  WHEN  SIGNING AS  ATTORNEY,  EXECUTOR,
                                                    ADMINISTRATOR,  TRUSTEE OR GUARDIAN, PLEASE GIVE THE FULL TITLE OR CAPACITY. IF A CORPORATION,  PLEASE SIGN IN CORPORATE NAME BY AN
                                                    AUTHORIZED   OFFICER   AND   GIVE   TITLE.   IF   A   PARTNERSHIP,   PLEASE   SIGN   IN   PARTNERSHIP   NAME   BY   AN   AUTHORIZED
                                                    PERSON.

                                                    ____________________________________________
                                                    PRINT NAME OF STOCKHOLDER

                                                    ____________________________________________________
                                                    SIGNATURE(S)                                    DATE